UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2015, GoPro, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on five proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2015. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 17, 2015 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Meeting in person or by proxy were holders of 71,295,580 shares of Class A Common Stock, and holders of 43,628,763 shares of Class B Common Stock, together representing a total of 507,583,210 votes, or more than 94.82% of the eligible votes, and constituting a quorum.

At the Meeting, the Company’s stockholders voted on the following proposals:

1.
To elect six directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.

3.
To re-approve the Internal Revenue Code Section 162(m) limits of our 2014 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m).

4.	To approve the adoption of an Executive Bonus Plan for the Company’s executive officers.

5.	An advisory vote on whether future advisory votes on the compensation program for the Company’s executive officers should be held every one, two or three years

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicholas Woodman	465,492,798	1,750,660	40,339,752
Anthony Bates	465,278,073	1,965,385	40,339,752
Edward Gilhuly	460,800,283	6,443,175	40,339,752
Kenneth Goldman	462,323,404	2,187,269	40,339,752
Peter Gotcher	463,428,452	3,815,006	40,339,752
Michael Marks	460,677,133	6,566,325	40,339,752

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
505,089,606	817,426	1,676,178

Proposal 3: Re-Approval of the Section 162(m) Limits of the 2014 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
454,915,127	12,016,514	311,817	40,339,752

Proposal 4: Approval of Executive Bonus Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
464,595,300	1,370,444	1,277,714	40,339,752

Proposal 5: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,528,087	237,031	453,096,811	1,381,039	40,339,752

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: June 11, 2015	By: /s/ Sharon Zezima
Sharon Zezima General Counsel and Corporate Secretary